Exhibit 10.3

Capital Ventures International	Linden Capital L.P.
c/o Heights Capital Management, Inc.	c/o Linden Advisors
101 California Street, Suite 3250	450 Park Avenue
San Francisco, CA 94111	New York, NY 10022

Investcorp Silverback Arbitrage Master Fund Limited	Silver Oak Capital, L.L.C.
c/o Silverback Asset Management, LLC	245 Park Avenue, 26th Floor
1414 Raleigh Road, Suite 250	New York, NY 10167
Chapel Hill, NC 27517

Kenmont Special Opportunities Master Fund, L.P.	Whitebox Convertible Arbitrage Partners, LP
Man Mac Miesque 10B Ltd.	Whitebox Hedged High Yield Partners, LP
c/o Kenmont Investments Management, L.P.	Pandora Select Partners, LP
711 Louisiana, Suite 1750	Whitebox Intermarket Partners, LP
Houston, TX 77002	GPC LIX, LLC
Guggenheim Portfolio Co. XXXI, LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416

Fursa Master Global Event Driven Fund, LP	RHP Master Fund, Ltd.
444 Merrick Road, Suite 104	c/o Rock Hill Investment Management, L.P.
Lynbrook, NY 11563	Three Bala Plaza East, Suite 585
Bala Cynwyd, PA 19004

Basso Fund Ltd.	Basso Holdings Ltd.
1266 East Main Street	Basso Multi-Strategy Holding Fund Ltd.
Stamford, CT 06902	c/o Basso Capital Management L.P.
1266 East Main Street, 4th Floor
Stamford, CT 06902

Greenwich Investment Partners	Dr. Wolfgang Rupf
546 Fifth Avenue, 14th Floor	AKV Altkönig Verwaltungs GmbH
New York, NY 10036	Altkönigstr 41
61462 Königstein
Germany

CONFIDENTIAL

June 26, 2007

Transmeridian Exploration Incorporated

397 N. Sam Houston Pkwy. E., Suite 300

Houston, Texas 77060

Attention: Earl W. McNiel, Chief Financial Officer

20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement

Ladies and Gentlemen:

Reference is made to the Regulation D Purchase Agreement, dated the date hereof (the “Purchase Agreement”), by and among the various investors set forth on the signature pages thereto (collectively, the “Investors”) and Transmeridian Exploration Incorporated, a Delaware corporation (the “Company”). Terms used but not defined in this Additional Return Agreement shall have the meanings assigned thereto in the Purchase Agreement.

1.	Additional Returns.

As consideration for our respective agreements under the Purchase Agreement with respect to the Regulation D Placement, the Company hereby agrees to pay to each Investor a preferred return (collectively, and as the same may be adjusted as provided for below, the “Returns”) equal to 25% of the aggregate liquidation preference of the Securities to be purchased by such Investor pursuant to the Purchase Agreement, as set forth on Annex A to the Purchase Agreement entitled “Registration Information,” which preferred return is subject to adjustment as described below.

The Returns are fully vested upon consummation of the Regulation D Placement; provided, however, all Returns are due and payable at the earlier of: (i) the occurrence of a Change of Control (as defined in the Certificate of Designations) and (ii) June 18, 2008.

If the Returns are not paid by December 31, 2007, from and after such date the principal amount of the Company’s obligation to pay the Returns shall thereafter be increased, without the need for further act or evidence, at the rate of 10% per annum.

You shall make payment of the Returns when due without the need for any demand or other action by any of us, in each case by wire transfer to the respective accounts that each Investor shall have previously designated to you; provided, however, if the Returns become due other than upon the occurrence of a Change of Control, you may elect to satisfy your payment obligations with respect thereto by delivery of duly authorized, fully paid and non-assessable shares of your Common Stock, valued for such purpose as prescribed by Section (3A)(b) of the Certificate of Designations.

2.	General.

No Returns, once vested, are assignable without the prior written consent of the Company, which shall not unreasonably be withheld; provided, however, notwithstanding the foregoing, an Investor may assign its vested Returns, or any part thereof, to an affiliate and in such case the assignor must provide written notice thereof to the Company promptly upon completion of such assignment. Notwithstanding any provision of this Additional Return Agreement or the Purchase Agreement to the contrary, an Investor may elect in writing to waive all or any portion of its Returns, whether vested or unvested.

You agree that, once paid, the Returns or any part thereof payable hereunder will not be refundable under any circumstances. All Returns payable hereunder will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim.

You agree that (i) you will not disclose this Additional Return Agreement or the contents hereof other than as permitted by the Purchase Agreement and (ii) your obligations under this Additional Return Agreement shall survive the expiration or termination of the Purchase Agreement and the purchase of the Securities.

It is understood that this Additional Return Agreement shall not constitute or give rise to any obligation on our part to purchase any Securities; such an obligation will arise only under the Purchase Agreement if accepted in accordance with its terms and executed and delivered. This Additional Return Agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. THIS ADDITIONAL RETURN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK. This Additional Return Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Additional Return Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Additional Return Agreement. Section headings used herein are for convenience of reference only, are not part of this Additional Return Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Additional Return Agreement.

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If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to each of us an executed counterpart hereof, whereupon this Additional Return Agreement shall become a binding agreement between us.

Very truly yours,

CAPITAL VENTURES INTERNATIONAL

BY	HEIGHTS CAPITAL MANAGEMENT, INC., ITS AUTHORIZED AGENT

BY	/s/ MARTIN KOBINGER
NAME:	MARTIN KOBINGER
TITLE:	INVESTMENT MANAGER

LINDEN CAPITAL L.P.

BY	/s/ CRAIG JARVIS
NAME:	CRAIG JARVIS
TITLE:	AUTHORIZED SIGNATORY

SILVER OAK CAPITAL, L.L.C.

BY	/s/ MICHAEL L. GORDON
NAME:	MICHAEL L. GORDON
TITLE:	MANAGING MEMBER

INVESTCORP SILVERBACK ARBITRAGE MASTER FUND LIMITED

BY	/s/ ELLIOT BOSSEN
NAME:	ELLIOT BOSSEN
TITLE:	CIO

Additional Return Agreement Signature Page

RHP MASTER FUND, LTD.

BY	ROCK HILL INVESTMENT MANAGEMENT, LP

BY	RHP GENERAL PARTNER, LLC

BY	/s/ WAYNE BLOCH
NAME:	WAYNE BLOCH
TITLE:	MANAGING PARTNER

KENMONT SPECIAL OPPORTUNITIES MASTER FUND, L.P.

BY	KENMONT INVESTMENTS MANAGEMENT, L.P.

BY	/s/ JOHN HARKRIDER
NAME:	JOHN HARKRIDER
TITLE:	MANAGING DIRECTOR & CFO

MAN MAC MIESQUE 10B LTD.

BY	KENMONT INVESTMENTS MANAGEMENT, L.P.

BY	/s/ JOHN HARKRIDER
NAME:	JOHN HARKRIDER
TITLE:	MANAGING DIRECTOR & CFO

FURSA MASTER GLOBAL EVENT DRIVEN FUND, LP

BY	/s/ MICKEY HARLEY
NAME:	MICKEY HARLEY
TITLE:	PRESIDENT & CIO

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP

BY	/s/ JONATHAN WOOD
NAME:	JONATHAN WOOD
TITLE:	COO

Additional Return Agreement Signature Page

WHITEBOX HEDGED HIGH YIELD PARTNERS, LP

BY	/s/ JONATHAN WOOD
NAME:	JONATHAN WOOD
TITLE:	COO

PANDORA SELECT PARTNERS, LP

BY	/s/ JONATHAN WOOD
NAME:	JONATHAN WOOD
TITLE:	COO

WHITEBOX INTERMARKET PARTNERS, LP

BY	/s/ JONATHAN WOOD
NAME:	JONATHAN WOOD
TITLE:	COO

GUGGENHEIM PORTFOLIO CO. XXXI, LLC

BY	/s/ JONATHAN WOOD
NAME:	JONATHAN WOOD
TITLE:	COO

GPC LIX, LLC

BY	/s/ JONATHAN WOOD
NAME:	JONATHAN WOOD
TITLE:	COO

Additional Return Agreement Signature Page

BASSO FUND LTD.

BY	/s/ HOWARD I. FISCHER
NAME:	HOWARD I. FISCHER
TITLE:	AUTHORIZED SIGNATORY

BASSO HOLDINGS LTD.

BY	/s/ HOWARD I. FISCHER
NAME:	HOWARD I. FISCHER
TITLE:	AUTHORIZED SIGNATORY

BASSO MULTI-STRATEGY HOLDING FUND LTD.

BY	/s/ HOWARD I. FISCHER
NAME:	HOWARD I. FISCHER
TITLE:	AUTHORIZED SIGNATORY

GREENWICH INVESTMENT PARTNERS, LP

BY	/s/ MICHAEL C. ESPOSITO
NAME:	MICHAEL C. ESPOSITO
TITLE:	MEMBER OF GENERAL PARTNER OF GREENWICH INVESTMENT PARTNERS, LP

DR. WOLFGANG RUPF

/s/ DR. WOLFGANG RUPF

AKV ALTKÖNIG VERWALTUNGS GMBH

BY	/s/ MATTHIAS RUPF
NAME:	MATTHIAS RUPF
TITLE:

Additional Return Agreement Signature Page

Accepted and agreed to as of the date first above written:

TRANSMERIDIAN EXPLORATION INCORPORATED

BY	/s/ NICOLAS J. EVANOFF
NAME:	NICOLAS J. EVANOFF
Title:	Vice President, General Counsel and Secretary

Additional Return Agreement Signature Page